Exhibit 10.6.1

FIRST AMENDMENT TO DISTRIBUTION AGREEMENT

This First Amendment to Distribution Agreement, made as of this 2nd day of October, 2019 (the “Effective Date”), is by and between Fresenius Medical Care Holdings, Inc. (“Fresenius”) and Humacyte, Inc. (“Humacyte”) (collectively, the “Parties”).

WHEREAS, the Parties are parties to that Distribution Agreement dated June 25, 2018 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement pursuant to the terms and conditions described herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree to amend the Agreement as follows:

1.	Section 2.2.1 of the Agreement is hereby deleted in its entirety and replaced by the following as of the Effective Date:

“2.2.1 Composition. Each Party will appoint [***] to the JSC, with each representative [***]. As of the Effective Date, as defined in the First Amendment to Distribution Agreement, such representatives are as follows:

Humacyte Appointees: [***]	Fresenius Appointees: [***]

The Humacyte [***]. The JSC may change its size from time to time by consent of the Parties, provided that the JSC will consist at all times of an equal number of representatives of each Party. [***] The JSC may invite non-members to participate in the discussions and meetings of the JSC, but such participants will have no voting authority at the JSC and must be bound under written obligations of confidentiality no less protective of the Parties’ Confidential Information than those set forth in this Agreement. The JSC will be co-chaired, with one (1) chairperson designated by each Party, whose responsibilities will include conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved. Responsibility for running each meeting of the JSC will alternate between the chairpersons from meeting-to-meeting, with Fresenius’ chairperson running the first meeting. The chairperson for a particular meeting will prepare and circulate agendas in advance thereof and will ensure the preparation and approval of minutes for such meeting. The chairpersons have no additional powers or rights beyond those held by the other JSC representatives.”

2.	Except as otherwise amended by the terms herein, all terms and conditions of the Agreement shall remain in full force and effect and are hereby affirmed and ratified.

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Distribution Agreement on the dates shown below.

FRESENIUS:		HUMACYTE:

Fresenius Medical Care Holdings, Inc.		Humacyte, Inc.

By:	/s/ William Valle	By:	/s/ Jeffrey Lawson
Name:	William Valle	Name:	Jeffrey Lawson
Its:	President	Its:	CEO

Date:	10/7/19	Date:	October 2, 2019